79




                                  EXHIBIT 10.2
                                  ------------



           This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.
           -----------------------------------------------------------


                     Attached find the following materials:


    Share Purchase Agreement entered into between Net Force Systems Inc. and
    ------------------------------------------------------------------------
                       Lily Wang, dated September 24, 2003
                       -----------------------------------


                               End of Exhibit 10.2

                                    ---------

                            SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS SHARE PURCHASE  AGREEMENT  (together with all schedules,  exhibits and
     ------------------------------
all ancillary agreements contemplated herein are hereinafter referred to as this "Agreement"), is entered into as of the 24th day of September, 2003, by and between Net Force Systems Inc., a corporation organized under the laws of the Country of Antigua (the "Net Force") and Lily Wang ("Wang"), a natural person. Net Force and the Wang are referred to collectively as the "Parties".

     WHEREAS,  Wang owns not less than 51% ownership interest in Sinovac Biotech
     -------
Co, Ltd ("Sinovac"), a company organized under the laws of the People's Republic of China ("PRC");

     WHEREAS,  Wang  desires to sell and Net Force  desires to acquire  the Wang
     -------
Shares equalling 68,136,000 shares representing not less than 51% ownership interest in Sinovac in consideration for 10,000,000 newly-issued shares of common stock of Net Force, at a stated value of $0.60 per share, constituting approximately 37% of Net Force's outstanding capital stock after such issuance on a fully-diluted basis, on the terms and conditions hereinafter provided;

     NOW THEREFORE,  on the stated premises and for and in  consideration of the
     -------------
mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I
                                    ---------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                           OF THE SINOVAC SHAREHOLDER
                           --------------------------

The Sinovac Shareholder represents and warrants as follows:

     Section 1.01 - Organization of Sinovac. Sinovac is a company duly organized
                    -----------------------
and validly existing under the laws of PRC and has the corporate power and is duly authorized, qualified, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to undertake the transactions contemplated by this Agreement, to own all of its properties and assets to carry on its business. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Sinovac's articles of incorporation or bylaws (or the foreign equivalent thereof). Sinovac has taken, or will have taken prior to Closing (as described in Article III herein), all actions required by law, its articles of incorporation, or otherwise, to authorize the execution and delivery of this Agreement. Sinovac has, or will have prior to Closing (as described in Article III herein), full power, authority, and legal right and has, or will have prior to Closing (as described in Article III herein), taken all action required by law, its bylaws, articles of incorporation (or the foreign equivalent thereof) and otherwise to consummate the transactions herein contemplated.

     Section  1.02 -  Capitalization  and  Outstanding  Shares.  The  authorized
                      ----------------------------------------
capitalization of Sinovac consists of 250,000,000 authorized common shares, $0.001 par value per share, of which 133,600,000 are issued and outstanding as of August 31, 2003. All outstanding share of Sinovac are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 1.03 - Options or Warrants or Subscriptions.  There are no existing
                    ------------------------------------
options, warrants, calls, subscriptions or commitments of any character relating to any authorized and unissued stock of any class of Sinovac.

     Section 1.04 - Ownership of Sinovac  Shares.  With respect to herself,  the
                    ----------------------------
Sinovac Shareholder is the legal and beneficial owner of that number of Sinovac shares set forth opposite her name in the attached Schedule A (which together constitute 51% of all of Sinovac's outstanding shares), free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

     Section 1.05 - Shares  Validly  Issued.  With respect to the Sinovac Shares
                    -----------------------
issued to her the Sinovac Shares have been validly issued to the Shareholder and are fully paid, fully vested, non-assessable and not issued in violation of the pre-emptive or other rights of any person.

     Section  1.06 - Valid  Transfer of Fully  Vested  Shares.  With  respect to
                     ----------------------------------------
herself, the Sinovac Shareholder has full right, power, and authority to transfer, assign, convey, and deliver its Sinovac Shares. With respect to herself, delivery by the Sinovac Shareholder of such shares at the Closing (as described in Article III herein) will convey to Net Force good and marketable title to such Sinovac Shares, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

     Section 1.07 - Underlying Transaction Lawful. All transactions contemplated
                    -----------------------------
by this Agreement are lawful under the laws of Antigua and are enforceable in the courts of Antigua. This Agreement and each of its terms are lawful under the laws of Antigua and are enforceable in Antigua courts.

     Section 1.08 - Enforceable  Obligation.  The  transactions  contemplated by
                    -----------------------
this Agreement are the valid and binding obligations of the Shareholder, enforceable against the respective Shareholder, by Net Force in accordance with the terms of this Agreement.

     Section 1.9 - No  Conflicts.  The  execution  and  delivery by each Sinovac
                   -------------
Shareholder of this Agreement, the performance by each Sinovac Shareholder of his, her or its obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require any Sinovac Shareholder to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, (iv) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any lien upon any Sinovac Shareholder or any of their respective assets and properties under any contract to which any Sinovac Shareholders is bound.

     Section  1.10 - Voting  Trusts.  The Sinovac  Shares are not subject to any
                     --------------
voting trust agreement or other contract restricting or otherwise relating to the voting or disposition of the Sinovac Shares.

     Section  1.11 -  Governmental  Authorizations  and  Licenses.  The  Sinovac
                      -------------------------------------------
Shareholder has, or will have upon Closing (as described in Article III herein), all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the Sinovac Shareholders of this Agreement and consummation by the Sinovac Shareholders of the transaction contemplated hereby.

     Section  1.12  -  Compliance  with  Laws  and   Regulations.   The  Sinovac
                       -----------------------------------------
Shareholder has complied with all applicable statutes and regulations of any applicable laws except to the extent that noncompliance would not result in the occurrence of any material liability for any Sinovac Shareholder.

     Section 1.13 - Power of Stock  Transfer.  The Sinovac  Shareholder has duly
                    ------------------------
executed a stock transfer power in the substantial form as set forth in Schedule B.

                                   ARTICLE II
                                   ----------
                         REPRESENTATIONS, COVENANTS AND
                         ------------------------------
                             WARRANTIES OF NET FORCE
                             -----------------------

Net Force represents and warrants as follows:

     Section  2.01  -  Organization  and  Due  Authorization.  Net  Force  is  a
                       -------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the Country of Antigua and has the corporate power and is duly authorized, qualified, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not violate any provision of Net Force's articles of incorporation or bylaws. Net Force has taken all action required by law and under its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Net Force has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

     Section  2.02  -  Capitalization   and  Outstanding   Shares.  Net  Force's
                       ------------------------------------------
authorized capitalization currently consists of 100,000,000 shares of common stock, par value $.001, of which 17,066,033 shares of common stock are issued and outstanding as of the date hereof and 50,000,000 shares of preferred stock of which no shares are outstanding as of the date hereof. All issued and outstanding shares are legally issued, fully paid, non-assessable and not issued in violation of the pre-emptive or other rights of any person.

     Section 2.03 - Options or Warrants or Subscriptions.  There are no existing
                    ------------------------------------
options, warrants, calls, subscriptions or commitments of any character relating to the authorized and unissued stock of Net Force.

     Section 2.04 - Approval of  Agreement.  The board of directors of Net Force
                    ----------------------
has approved this Agreement and the transactions contemplated hereby.

     Section 2.05 - Underlying Transaction Lawful. All transactions contemplated
                    -----------------------------
by this Agreement are lawful under the laws of the Country of Antigua and are enforceable in the courts of Antigua. This Agreement and each of its terms are lawful under the laws of the Country of Antigua and are enforceable in Antigua courts.

     Section 2.06 - Enforceable Obligation. The transaction contemplated by this
                    ----------------------
Agreement is a valid and binding obligation of Net Force, enforceable against it, by the other Parties in accordance with the terms of this Agreement.

     Section 2.07 - Compliance with Laws and Regulations. Net Force has complied
                    ------------------------------------
with all applicable statutes and regulations of any applicable laws except to the extent that noncompliance would not result in the occurrence of any material liability for Net Force.

     Section  2.08  - No  Information  Statement  on  14C  Required.  Net  Force
                      ---------------------------------------------
represents and warrants to the Sinovac Shareholders that under to the laws of the Country of Antigua, Net Force is not legally required to file an information statement on Schedule 14C promulgated under the Exchange Act of 1934, as amended.

                                   ARTICLE III
                                   -----------
                 PLAN OF PURCHASE AND SALE OF THE SINOVAC SHARES
                 -----------------------------------------------

     Section 3.01 - The Purchase and Sale of the Sinovac Shares.
                    -------------------------------------------

     (a) Wang agrees to assign, transfer, and deliver to Net Force, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, 68,136,000 shares of the capital stock of Sinovac, constituting 51% of the issued and outstanding capital stock of Sinovac as of September 24, 2003.

     (b) Net Force agrees to issue and deliver to the Wang 10,000,000 newly-issued shares of Net Force's common stock, par value $.001 and stated value of $0.60 per share, to Wang. The shares issued by Net Force under this
Section 3.01(b) shall be issued with the rights of registration contained in that certain registration rights agreement between the Wang and Net Force attached hereto as Schedule D.

     Section  3.02 -  Closing.  The  closing  ("Closing")  of  the  transactions
                      -------
contemplated by this Agreement shall occur after the signing of this Agreement, after the fulfillment of all conditions precedent set forth in Article III hereof and at such time and place as the parties may mutually agree ("Closing Date").

     Section  3.03 - Closing  Events.  At the  Closing,  each of the  respective
                     ---------------
Parties hereto shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), as applicable, the following:

     (a) In the case of the Wang: (i) a completed Schedule A containing a list indicating the number of shares owned by her, and the number of shares to be transferred by her under this Agreement; (ii) a stock transfer power and authorization of designee executed by Wang listed on Schedule B in the substantial form set forth in Schedule A; and (iii) a certificate of registration issued by the office of registration of the PRC evidencing the approximate 51% ownership interest of Sinovac by Wang;

     (b)  In the case of Net Force;  (i) an opinion  of counsel as  required  by
Section 2.07 of this Agreement; and (ii) to Wang set forth on Schedule E that number of newly issued Net Force Shares set forth beside Wang's name on Schedule E.

                                   ARTICLE IV
                                   ----------
       SPECIAL REPRESENTATIONS AND COVENANTS WITH RESPECT TO COMMON SHARES
       -------------------------------------------------------------------
                    ISSUED BY THE COMPANY TO THE SHAREHOLDERS
                    -----------------------------------------

     Section  4.01 - Shares  Issued  by Net  Force to Wang Not  Registered.  The
                     -----------------------------------------------------
consummation of this Agreement and the transactions herein contemplated, including the issuance of common shares by Net Force to Wang as set forth in
Article III, constitute the offer and sale of securities under the Securities Act of 1933, as amended (the "Securities Act") and applicable state statutes. Wang acknowledge that the shares of Net Force to be delivered to Wang pursuant to this Agreement have not been registered under the Securities Act or the laws of any other jurisdiction, and that therefore the stock is not fully transferable except as permitted under various exemptions, if any, contained in the Securities Act and the rules of the Securities and Exchange Commission interpreting the Securities Act. Under US law, Net Force's common stock cannot be sold or transferred by Wang unless they are subsequently registered under applicable law or an exemption from registration is available. The provisions contained in this paragraph are intended to ensure compliance with the Securities Act.

     Section 4.02 - Regulation S  Representations.  For purposes of this Section
                    -----------------------------
4.02, "United States" includes the United States, its territories and possessions, any state, and the District of Columbia. Each Shareholder is not a "U.S. Person", defined in Rule 902(k) of the Securities Act as any one of the following: (i) any natural person resident in the United States; (ii) any partnership or corporation organized under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or the account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; (viii) any partnership or corporation, if such entity was formed under the laws of a foreign jurisdiction by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors. Each Shareholder did not receive offering materials with respect to the transactions contemplated by the Agreement. At the time of this Agreement, each Shareholder is outside of the United States. Therefore Wang agrees not to sell or otherwise dispose of any of the common shares of Net Force received pursuant to this agreement unless such Shareholder:

     (a) has delivered to Net Force a written legal opinion in form and substance satisfactory to counsel for Net Force to the effect that the disposition is permissible under the terms of the Securities Act and the rules and regulations promulgated thereunder;

     (b) has complied with the registration and prospectus requirements of the Securities Act relating to such disposition; or

     (c) has presented Net Force satisfactory evidence that such a disposition is exempt from registration under the Securities Act. The Net Force shall place a stop transfer order against transfers of shares until one of the conditions set forth in this paragraph have been met. Furthermore, Wang agrees that the certificates evidencing the common shares that each will receive under this Agreement will contain the following legend or one substantially similar:

(begin boldface)
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT; OR (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES.
(end boldface)

     Section 4.03 - Third Party Consents and Certificates.  The Parties agree to
                    -------------------------------------
cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

     Section 4.04 - Indemnification.
                    ---------------

     (a) Wang hereby agrees to indemnify Net Force, its respective officers, agents and directors as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     (b) Net Force hereby agrees to indemnify Wang as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                                    ---------
                CONDITIONS PRECEDENT TO OBLIGATIONS OF NET FORCE
                ------------------------------------------------

     The obligations of Net Force under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.01  -  Accuracy  of  Representations.  The  representations  and
                       -----------------------------
warranties made by Wang in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Wang shall have performed or complied with all pre-closing covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

     Section 5.02 - No Material Adverse Change. Prior to the Closing Date, there
                    --------------------------
shall not have occurred any material adverse change in the financial condition, business, or operations of Sinovac nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Sinovac.

     Section 5.03 - Deliverables.  Each deliverable  required to be delivered by
                    ------------
Wang under Article I and/or Section 3.01 of this Agreement has been delivered.


                                   ARTICLE VI
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     Section  6.01 -  Governing  Law.  This  Agreement  shall  be  governed  by,
                      --------------
enforced, and construed under and in accordance with the laws of the County of Antigua.

     Section 6.02 - Resolution of Disputes.
                    ----------------------

          (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be resolved through friendly consultation, if possible. Such consultation shall begin immediately after one party has delivered to the other party a written request for such consultation (the "Consultation Date"). If the dispute cannot be resolved within 30 days following the Consultation Date, the dispute shall be submitted to arbitration upon the request of either party, with written notice to the other party.

          (b)  Arbitration.  The arbitration shall be conducted in New York, New
               -----------
               York under the auspices of the American Arbitration Association ("AAA") in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the AAA. There shall be three arbitrators--one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. All arbitration proceedings shall be conducted in English. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties;

               either party may apply to any court of competent jurisdiction in the State of New York for enforcement of any award granted by the arbitrators.

          (c) During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.

     Section  6.03 - Notices.  Any notice or other  communications  required  or
                     -------
permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

     (a)  If to Net Force, address as follows:

          Net Force Systems Inc.
          C/O Stepp Law Group
          1301 Dove Street, Suite 460
          Newport Beach, California
          92660
          Telephone:  949-660-9700
          Fax: 949-660-9010
          Attn: Thomas E. Stepp, Jr.

     (b)  If to Wang, address as follows:

          Lily Wang
          Suite 202 - 300 Murchison Drive
          Millbrae, CA 94030
          USA
          Telephone: 650-259-9688
          Fax:

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

     Section 6.04 - Attorney's  Fees. In the event that any party institutes any
                    ----------------
action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section  6.05 -  Schedules  Knowledge.  Each party is presumed to have full
                      --------------------
knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section  6.06 - Entire  Agreement.  This  Agreement  represents  the entire
                     -----------------
agreement between the parties relating to the subject matter thereof.

     Section 6.07 - Survival Termination.  The representations,  warranties, and
                    --------------------
covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of three months. All rights and obligations under this entire Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators and assigns of the parties.

     Section 6.08 -  Counterparts.  This  Agreement  may be executed in multiple
                     ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. For purposes of this Agreement, facsimile signatures may be deemed originals.

     Section 6.09 - Amendment or Waiver.  Every right and remedy provided herein
                    -------------------
shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same of any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

              [The remainder of this page intentionally left blank]
              -----------------------------------------------------

SIGNATURES
----------

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.
------------------------------------------------------------------------



                                                     NET FORCE SYSTEMS INC.
                                                     ----------------------


                                                     Per:  /s/ He Ping Wang
----------------------------                               ---------------------
(Witness/Seal)                                       He Ping Wang
                                                     Director

                                                     Per:  /s/ Lily Wang
----------------------------                               ---------------------
(Witness/Seal)                                       Lily Wang
                                                     Director

                                                     Per:  /s/ Wei Dong Yin
----------------------------                               ---------------------
(Witness/Seal)                                       Wei Dong Yin
                                                     Director



                                                     LILY WANG
                                                     ---------


                                                      /s/ Lily Wang
----------------------------                         ---------------------------
(Witness/Seal)                                       Lily Wang

                                   SCHEDULE A
                                   ----------

                               SINOVAC SHAREHOLDER
                               -------------------


Name and Address                 Number of Shares Owned  Number of Shares to Be Transferred
----------------                 ----------------------  ----------------------------------

Lily Wang                             68,136,000                      68,136,000
Suite 202 - 300 Murchison Drive
Millbrae, CA 94030
USA

                                   SCHEDULE B
                                   ----------

                     SHAREHOLDERS' STOCK TRANSFER POWER AND
                     --------------------------------------
                            AUTHORIZATION OF DESIGNEE
                            -------------------------



     FOR VALUE RECEIVED,  the undersigned  ("Assignor") hereby sells,  transfers and assigns unto Net Force Systems Inc.  ("Assignee"),  a corporation  organized under the laws of the Country of Antigua,  68,136,000 shares of the common stock representing  not less than 51% of Sinovac,  a corporation  organized  under the laws of the PRC and does hereby  irrevocably  constitute and appoint each of Net

Force's  officers  and  directors as its  attorney-in-fact  to transfer the said shares on the books and records of Net Force, with full power of substitution in the  premises.  This  Stock  Transfer  Power  shall be  subject to the terms and conditions of that certain Share Purchase Agreement by and between,  inter alia,

Assignor and Assignee dated as of September 24, 2003.





Dated: September 24, 2003


                                                     By:  /s/ Lily Wang
                                                        ----------------------
                                                     Name: Lily Wang

                                   SCHEDULE C
                                   ----------

                       Stock Ownership Transfer Agreement
                       ----------------------------------



Assignor: Sino Pharma Co., Ltd. (hereinafter referred to as "Party A")
Address: Room 605-6, Chengxin Mansion, #130-136. Middle Gannuo Road, Hongkong Name of the legal representative: Li Keying Position: Chairman of the Board
Nationality: Singapore
Assignor: Tangshan Yian Biological Engineering Co., Ltd. (hereinafter referred to as ..Party B").
Address: the High and New Technology Development Zone in Tangshan City
Name of the legal representative: Li Keying Position: Chairman of the Board
Nationality: Singapore
Assignor: Beijing Keding Investment Co., Ltd. (hereinafter referred to as "Party C") Address: Beijing University
Biology Tower, #39, West Shangdi Road. Haidian
District, Beijing
Name of the legal representative: Yin Weidong    Position: Chairman of the Board
Nationality: China
Assignee: Lily Wang (hereinafter referred to as "Party D")
Nationality: America


This agreement is signed by Parry A and Party B on September, 2003 in Beijing.


Party A legally owns 20.95% of the stock ownership of Sinovac Biotech Co., Ltd. (hereinafter referred to as "Sinovac"). Party B legally owns 15.72% of the stock ownership of Sinovac. Party C legally owns 6.08% of the stock ownership of Sinovac. Sinovac is founded on April 28, 2001 with the approval of the Industrial and Commercial Administration of Beijing Municipality. Party A now intends to transfer all of its stock ownership of Sinovac, namely 28 million shares; Party B now intends to transfer all of its stock ownership of Sinovac, namely 21 million shares; and Party C now intends to transfer part of its stock ownership of Sinovac, namely 8.12 million shares. The transfer of the stock ownership by Party A, Party B and Party C has been agreed by other share holders of Sinovac and been approved by the board of Sinovac according to its meeting resolution.


Party D herein agree to accept the 57.12 million shares (42.75%) of the stock of Sinovac transferred by Party A. Party B, and Party C. The board of Sinovac also agree to Party D's acceptance of the 57.12 million shares (42.75%) of the stock of Sinovac owned by Party A, Party B, and Party C. Based on the principle of equality and mutual benefits, Party A. Party B, Party C and Party D reached following agreements on the transfer of the 42.75% stock ownership. namely 57.12 million shares of the stock of Sinovac owned by Patty A, Party B, and Party C after friendly consultation:

I.        Stock Ownership Transfer Price

Party A, Party B, and Party C jointly agree to transfer their 57.12 million shares of the stock of Sinovac to Party D with the price of $5.0294 million USD pursuant to the terms and conditions of this agreement. Party D agree to accept the 57.12 million shares (42.75%) of the stock of Sinovac owned by Party A, Party B, and Party C with the price of $5.0294 million USD.


II.       Agreement Violation Liability

1. If any Party of this agreement failed to fulfill its obligations reasonably and completely pursuant to the regulations of this Agreement, the violating Party shall bear relative liabilities for the violation of the Agreement. Any obligations and damages thus brought upon the non-violation Part shall be remedied by the Party violating this Agreement.


III.      Modification and Termination of This Agreement


If any one of the following circumstances aroused, this Agreement can be modified or terminated, however, the modification or termination shall become valid only after the signing of the modification or termination agreement by Party A, Party B, Party C and Party D.

1. It is impossible to carry out the terms and conditions of this Agreement due to force majeure, or external causes the Party cannot prevent and not resulted from the Party's negligence.

2. Party A, Party B, Party C and Party D all agree to modify or terminate this Agreement after consultation due to the change of conditions.


IV.       Others


This Agreement is in six originals. One for Party A, Party B, Party C, Party D and Sinovac, and the rest being kept by relative government department.

Assignor (Party A) (Seal)  [SINO PHARMA COMPANY LIMITED STAMP]
Legal Representative or Authorized Trustor (singature):
Date:    September 17, 2003

                  /s/ Keying Li
          ------------------------------
                  Keying Li


Assignor (Party B) (Seal)  [STAMP]
Legal Representative or Authorized Trustor (singature):
Date:    September 17, 2003

                  /s/ Keying Li
          ------------------------------
                  Keying Li


Assignor (Party C) (Seal)  [STAMP]
Legal Representative or Authorized Trustor (singature):
Date:    September 17, 2003

                 /s/ Wei Dong Yin
          ------------------------------
                   Wei Dong Yin


Assignor (Party D) (Seal)
Legal Representative or Authorized Trustor (singature):
Date:    September 17, 2003

                   /s/ Lily Wang
          ------------------------------
                     Lily Wang

                                   SCHEDULE D
                                   ----------

                       Stock Ownership Transfer Agreement
                       ----------------------------------

Assignor: Shenzhen Bio-port Co., Ltd. (hereinafter referred to as "Party A")

Name of the legal representative: Xianping Wang Position: Chairman of the Board
Nationality: China

Assignee: Lily Wang (hereinafter referred to as "Party B")
Nationality: America

This agreement is signed by Party A and Party B on September 17, 2003 in
Beijing.

Party A legally owns 12.43% of the stock ownership of Sinovac Biotech Co., Ltd. (hereinafter referred to as "Sinovac"). Sinovac is founded on April 28, 2001 with the approval of the Industrial and Commercial Administration of Beijing Municipality. Party A now intends to transfer its stock ownership of Sinovac, namely 11.016 million shares (8.25%). The transfer of the stock ownership by Party A has been agreed by other shareholders of Sinovac and has been approved by the board of Sinovac according to its meeting resolution.

Party B herein agrees to accept the 11.016 million shares (8.25%) of the stock of Sinovac transferred by Party A. The board of Sinovac also agrees to Party B's acceptance of the 11.016 million shares (8.25%) of the stock of Sinovac owned by Party A. Based on the principle of equality and mutual benefits, Party A and Party B, reached the following agreements on the transfer of the 8.25% stock ownership, namely 11.016 million shares of the stock of Sinovac owned by Party A after friendly consultation.

I.   Stock Ownership Transfer Price

Party A agrees to transfer its 11.016 million shares of the stock of Sinovac to Party B for the price of $0.9706 million USD pursuant to the terms and conditions of this agreement. Party B agrees to accept the 11.016 million shares (8.25 %) of the stock of Sinovac owned by Party A for the price of $0.9706 million USD.

II.  Agreement Violation Liability

1. If any Party of this agreement failed to fulfill its obligations reasonably and completely pursuant to the regulations of this Agreement, the violating Party shall bear relative liabilities for the violation of the Agreement. Any obligations and damages thus brought upon the non-violation Party shall be remedied by the Party violating this Agreement.

III. Modification and Termination of This Agreement

If any one of the following circumstances aroused, this Agreement can be modified or terminated, however, the modification or termination shall become valid only after the signing of the modification or termination agreement by Party A and Party B.
1.It is impossible to carry out the terms and conditions of this Agreement due to force majeure, or external causes the Party cannot prevent and not resulted from the Party's negligence.
2.Party A and Party B all agree to modify or terminate this Agreement after consultation due to the change of conditions.

IV.  Others

This Agreement is in four originals, one for Party A, Party B, and Sinovac, and the rest being kept by the relative government department.


Assignor (Party A) (Seal): [stamp]
Legal Representative or Authorized Trustor (signature):

                /s/ Xianping Wang
          ------------------------------
                   Xianping Wang



Assignee (Party B) (Seal):
Legal Representative or Authorized Trustor (signature):

                    /s/ Lily Wang
          ------------------------------
                      Lily Wang

                                   SCHEDULE E
                                   ----------

            DESIGNEES OF THE NEWLY-ISSUED CAPITAL STOCK OF NET FORCE
            --------------------------------------------------------

                                                Number of Shares to be
Name        Address                             Issued by Net Force
----        -------                             ----------------------

Lily Wang   Suite 202 - 300 Murchinson Dr.           10,000,000
            Millbrae, CA 94030
            USA